UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2007

Benjamin Franklin Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-51194	04-3336598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

58 Main St, Franklin , Massachusetts		02038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	508-528-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 14, 2007, Benjamin Franklin Bancorp, Inc. announced that it had received the approval of the Massachusetts Division of Banks to repurchase up to 394,200 shares of the Company’s common stock or approximately 5% of the outstanding common shares.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits.

99.1 Press release dated December 14, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benjamin Franklin Bancorp, Inc.

December 14, 2007	By:	/s/ Claire S. Bean

Name: Claire S. Bean
Title: Chief Financial Officer and Treasurer